UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 14, 2022

RECURSION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 S Rio Grande Street

Salt Lake City, UT 84101

(Address of principal executive offices, including zip code)

(385) 269-0203

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Recursion Pharmaceuticals, Inc. (the “Company”) held its 2022 annual meeting of stockholders (“Annual Meeting”) on June 14, 2022. At the Annual Meeting, the holders of 118,818,276 shares of the Company’s Class A common stock (“Class A Common Stock”) and 8,269,209 shares of the Company’s Class B common stock (“Class B Common Stock”) were present virtually or by proxy, representing an aggregate of approximately 81.88% of the combined voting power of all issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. In deciding on the proposals at the Annual Meeting, the holders of the Class A Common Stock were entitled to one vote for each share held as of the close of business on April 18, 2022 (the “Record Date”) and the holders of the Class B Common Stock were entitled to 10 votes for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.

At the Annual Meeting, the Company’s stockholders voted on the following two proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2022:

1.

The stockholders elected as Class I directors the three individuals listed below to serve until the Company’s 2025 annual meeting of stockholders, or until their respective successors are duly elected and qualified. The voting results were as follows:

Name	Votes For	Withheld	Broker Non-Votes
Zachary Bogue, J.D.	155,532,902	9,276,806	36,700,658
Zavain Dar	149,499,724	15,309,984	36,700,658
Robert Hershberg, M.D., Ph.D.	145,878,263	18,931,445	36,700,658

2.

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
201,362,410	112,434	35,522	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RECURSION PHARMACEUTICALS, INC.

Date: June 16, 2022	By:	/s/ Christopher Gibson
Name: Christopher Gibson
Title: Chief Executive Officer